Exhibit 99.77(Q)(1)

Form N-SAR, Item 77

for Voya Variable Portfolios, Inc.

(the “Registrant”)

ITEM 77Q1 – Exhibits

(a)(1)         Articles Supplementary dated January 23, 2014 (classification and designation of Class I shares for Voya Global Value Advantage Portfolio and authorizing the increase in number of authorized shares of Class ADV shares of Voya International Index Portfolio) – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(a)(2)         Articles of Amendment effective May 1, 2014 (change of names of Registrant and Series) – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(1)         Waiver Letter dated May 1, 2014 to the Amended Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Russell TM Large Cap Growth Index Portfolio, Voya Russell TM Large Cap Value Index Portfolio, Voya Russell TM Mid Cap Growth Index Portfolio, and Voya Hang Seng Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(2)         Waiver Letter dated May 1, 2014 to the Amended Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Euro STOXX 50®Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(3)         Side Letter Agreement dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Russell™ Large Cap Growth Index Portfolio and Voya Russell™ Large Cap Value Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(4)         Waiver Letter dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Australia Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(5)         Waiver Letter dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Emerging Markets Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(6)         Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Australia Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(7)         Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Emerging Markets Index Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.

(e)(8)         Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Euro STOXX 50®Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.